UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                      NOVEMBER 13, 2007 (NOVEMBER 6, 2007)

                                ZONE 4 PLAY, INC.
             (Exact name of registrant as specified in its charter)

          NEVADA                      000-51255                 98-0374121
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission                (IRS Employer
    of incorporation)               File Number)             Identification No.)

         103 FOULK ROAD, WILMINGTON, DE                            19803
------------------------------------------------           ---------------------
     (Address of principal executive offices)                   (Zip Code)

                                 (302) 691-6177
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On November 6, 2007, Mr. Uri Levy, the registrant's acting Chief Executive Officer and Chief Financial Officer, resigned from his positions with the registrant, effective as of November 15, 2007.

On November 11, 2007, the Board of Directors of the registrant appointed Mr. Ronen Stein as Chief Executive Officer and Chief Financial Officer of the registrant, effective November 16, 2007.

Since July 2002 Mr. Stein was the Chief Financial Officer of Pointer Telocation Ltd. (Nasdaq Capital Market: PNTR, TASE: PNTR), a leading provider of services to insurance companies and car owners. Mr. Stein holds a B.Sc. in economics and accounting and an M.B.A from Tel Aviv University.

The registrant has agreed to employ Mr. Stein through the registrant's Israeli subsidiary, Zone4Play (Israel) Ltd. (the "Employer"). His monthly salary shall equal NIS 30,000, and it shall be increased to NIS 37,500 per month at the earlier to occur of: (i) the registrant completes a fund raising of at least USD2,000,000; or (ii) six months from the date of signing an employment agreement with him. In addition, Mr. Stein's salary shall increase to NIS45,000 per month immediately after a Breakeven Quarter, defined as the first quarter in which the sum of: (i) cash flow from operating activities of the registrant as reported in the registrant's quarterly consolidated financial statements; and
(ii) cash flow from operating activities of Two Way Gaming Ltd (jointly held company with Two Way Media Ltd.), will be positive.

The registrant further agreed to grant Mr. Stein an option to purchase 640,000 shares of the registrant's common stock, vested quarterly over three (3) years. The exercise price of such options shall equal to the average between the stock price of the registrant on: (i) the date of signing the employment agreement; and (ii) the next capital fund raising by the registrant, provided that such exercise price shall not exceed the exercise price determined in the next grant of options to directors of the registrant. Immediately after a Breakeven Quarter, the registrant shall grant to Mr. Stein a fully vested option to purchase 320,000 shares, at the same exercise price mentioned in the previous sentence. All options granted to Mr. Stein as provided for above shall terminate upon the earlier of: (i) the expiration of ten (10) years from the date of grant; or (ii) 6 (six) months after cessation of the employee-employer relationship.


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                                   SIGNATURES

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

                                                  ZONE 4 PLAY, INC.
                                                  (REGISTRANT)

Date: November 13, 2007                           BY: /S/ URI LEVY
                                                  ----------------
                                                  URI LEVY
                                                  ACTING CHIEF EXECUTIVE OFFICER
                                                  AND CHIEF FINANCIAL OFFICER